                                                                   EXHIBIT 23


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Registration Statement Nos. 333-53900, 333-82263, 333-82265, 333-82271, 333-40605, 333-40607, 333-40609,
333-19419, 333-18765, 333-83630, 333-82480, 333-105519, and 333-105904 of Cole
National Corporation on Form S-8 of our report dated June 18, 2004, appearing in this Annual Report on Form 11-K of Cole National Corporation 401(k) Plan for the year ended December 31, 2003.


/s/ DELOITTE & TOUCHE LLP
Cleveland, Ohio
June 25, 2004